                                                                  CONFORMED COPY



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                   _________________________________________

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 13, 2000

                             WHIRLPOOL CORPORATION
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                      1-3932                38-1490038
------------------------------     ------------------     ---------------------
 (State or other jurisdiction       (Commission File        (I.R.S. Employer
       of incorporation)                 Number)           Identification No.)






    2000 M63 North,  Benton Harbor, Michigan                     49022-2692
------------------------------------------------            -------------------
    (Address of principal executive officers)                    (Zip Code)


                                (616)-923-5000
-------------------------------------------------------------------------------
              Registrant's telephone number, including area code







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Item 5. Other Events

     On December 13, 2000, the Company issued a press release announcing that it expects it's fourth quarter 2000 earnings to approximate third quarter 2000 levels. The company plans to take a series of restructuring charges of between $300 and $350 million in 2001 to structurally reduce its cost base. In addition, the company plans to reduce its selling, general and administrative costs by $100 million during the next two years. The combined effect of these actions are expected to yield annual savings of $225 to $250 million when fully implemented.

Item 7. Financial Statements and Exhibits

     Copy of press release dated December 13, 2000.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    WHIRLPOOL CORPORATION
                                    Registrant



Date: December 15, 2000             By:  /s/  Robert T. Kenagy
                                       -----------------------------------
                                    Name:  Robert T. Kenagy
                                    Title: Associate General Counsel and
                                           Secretary